UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Griffon Corporation Urges Shareholders to Vote WHITE Card

Ahead of Annual Meeting

●	Highly qualified Board and Griffon nominees represent best interests of Griffon shareholders
●	Vote TODAY via internet or phone – Annual Meeting on February 17, 2022 at 10:00 a.m., ET
●	Every Vote Counts: Shareholders should vote the WHITE card no matter how many shares owned

NEW YORK--(BUSINESS WIRE) – February 11, 2022 – The Board of Directors of Griffon Corporation (NYSE: GFF) urges shareholders to protect the future of the Company and the value of their investment by voting the WHITE proxy card “FOR” all four of the Company’s highly qualified director nominees and the other items of business outlined in Griffon’s proxy.

Griffon is confident in its strategy and its recent results and acquisition of Hunter Fan Company have been positively received by the analyst community. The Company has a highly qualified Board of Directors and the nominees up for election this year represent the best interests of Griffon shareholders.

The Board encourages all shareholders to vote the WHITE card, regardless of how many shares they hold. Shareholders of record as of close of business on December 28, 2021, are entitled to vote and are encouraged to do so online or by phone prior to the meeting. If shareholders need assistance in voting their shares, they should reach out to MacKenzie Partners at (800) 322-2885.

The Company’s Annual Meeting of Shareholders will be held on February 17, 2022 at 10:00 a.m., ET at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036. The proxy statement, investor presentation, and other important information related to the Annual Meeting can be found at buildgriffon.com.

Important Additional Information Regarding Proxy Solicitation

Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2021 in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Shareholders as of the record date of December 28, 2021, are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting and information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN

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IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, www.sec.gov, or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, the impact of the Hunter Fan transaction, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities (including, in particular, integration of the Hunter Fan acquisition); increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including any potential impact on costs or availability resulting from tariffs; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon’s ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These

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forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Griffon Corporation

Griffon Corporation is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Griffon conducts its operations through two reportable segments:

●	Consumer and Professional Products (“CPP”) is a leading North American manufacturer and a global provider of branded consumer and professional tools; residential, industrial and commercial fans; home storage and organization products; and products that enhance indoor and outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including AMES, since 1774, Hunter, since 1886, True Temper, and ClosetMaid.
●	Home and Building Products (“HBP”) conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

Classified as a discontinued operation, Defense Electronics conducts its operations through Telephonics Corporation (“Telephonics”), founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Contacts

Griffon Corporation
Brian G. Harris
ir@griffon.com
SVP & Chief Financial Officer
(212) 957-5000

Media
Gladstone Place Partners
Lauren Odell / Danielle Fornabaio
Griffon@gladstoneplace.com
(212) 230-5930

Media

Investors
MacKenzie Partners, Inc.
Dan Burch / Jeanne Carr
dburch@mackenziepartners.com
jcarr@mackenziepartners.com
(800) 322-2885

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